Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2010

The Macerich Company

Supplemental Financial and Operating Information

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's second quarter 2010 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date August 9, 2010) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2010, the Operating Partnership owned or had an ownership interest in 71 regional malls and 14 community shopping centers aggregating approximately 73 million square feet of gross leasable area ("GLA"). These 85 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information that constitutes forward-looking statements and includes information regarding expectations regarding the Company's refinancing, development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up. Real estate development, redevelopment and expansion activities are also subject to risks relating to the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2009 and the Quarterly Reports on Form 10-Q, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2010	12/31/2009	12/31/2008
	dollars in thousands except per share data
Closing common stock price per share	$37.32	$35.95	$18.16
52 week high	$47.19	$38.22	$76.50
52 week low	$13.75	$5.45	$8.31
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	205,757	193,164
Common shares and partnership units	142,016,437	108,658,421	88,529,334

Total common and equivalent shares/units outstanding	142,225,077	108,864,178	88,722,498

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,897,370	$6,563,706	$7,926,241
Equity market capitalization	5,307,840	3,913,667	1,611,201

Total market capitalization	$11,205,210	$10,477,373	$9,537,442

Floating rate debt as a percentage of total debt	17.4%	16.0%	21.9%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2009	11,990,731	96,667,690	205,757	108,864,178

Conversion of partnership units to common shares	(31,877)	31,877	—	—
Conversion of partnership units to cash	(8,256)	—	—	(8,256)
Issuance of stock/partnership units from stock dividends, restricted stock issuance or other share- or unit-based plans	282,057	2,059,364	2,883	2,344,304

Balance as of March 31, 2010	12,232,655	98,758,931	208,640	111,200,226

Conversion of partnership units to common shares	(420,103)	423,551	—	3,448
Conversion of partnership units to cash	(560)		—	(560)
Common Stock Offering	—	31,000,000	—	31,000,000
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	21,963	—	21,963

Balance as of June 30, 2010	11,811,992	130,204,445	208,640	142,225,077

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of June 30,
	2010	2009
Straight line rent receivable	$69.8	$69.9

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2010	2009	2010	2009
	dollars in millions
Lease termination fees	$1.5	$1.3	$3.1	$3.2
Straight line rental income	$1.6	$2.1	$1.9	$3.7
Gain on sales of undepreciated assets	$0.4	$1.1	$0.4	$2.5
Amortization of acquired above- and below-market leases	$2.9	$3.0	$5.8	$7.2
Amortization of debt premiums/(discounts)	$(0.9)	$0.4	$(1.7)	$0.7
Interest capitalized	$8.8	$6.1	$17.8	$12.6

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/10	Year Ended 12/31/2009	Year Ended 12/31/2008
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$6.5	$11.0	$87.5
Development, redevelopment and expansions of Centers	89.5	216.6	446.1
Renovations of Centers	7.5	9.6	8.5
Tenant allowances	7.0	10.8	14.7
Deferred leasing charges	14.8	20.0	22.3

Total	$125.3	$268.0	$579.1

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$1.7	$5.4	$294.4
Development, redevelopment and expansions of Centers	15.6	57.0	60.8
Renovations of Centers	2.2	4.2	3.1
Tenant allowances	1.5	5.1	13.8
Deferred leasing charges	2.3	3.8	5.0

Total	$23.3	$75.5	$377.1

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2010	$381	$452	$420
12/31/2009	$368	$440	$407
12/31/2008	$420	$460	$441

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)	Unconsolidated Joint Venture Centers Regional Malls(a)	Total Regional Malls(a)
06/30/2010	92.9%	91.3%	92.0%
12/31/2009	91.2%	91.3%	91.3%
12/31/2008	91.6%	92.8%	92.3%

Period Ended	Consolidated Centers(b)	Unconsolidated Joint Venture Centers(b)	Total Centers(b)
06/30/2010	92.6%	91.2%	91.8%
12/31/2009	90.7%	91.4%	91.1%
12/31/2008	91.3%	93.1%	92.3%

    (a)
    Only includes regional malls. Occupancy data excludes space under development and redevelopment.

    (b)
    Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)	Average Base Rent PSF on Leases Executed for the trailing twelve months ended(b)	Average Base Rent PSF on Leases Expiring(c)
Consolidated Centers
06/30/2010	$37.81	$34.60	$35.39
12/31/2009	$37.77	$38.15	$34.10
12/31/2008	$41.39	$42.70	$35.14
Unconsolidated Joint Venture Centers
06/30/2010	$45.98	$43.29	$37.98
12/31/2009	$45.56	$43.52	$37.56
12/31/2008	$42.14	$49.74	$37.61

(a)
The average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases for Santa Monica Place were excluded for Years 2008 and 2009 and the six months ended June 30, 2010 because the center was under redevelopment.

(b)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under. Leases executed for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases executed for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases executed for Santa Monica Place were excluded for Years 2008 and 2009 and the six months ended June 30, 2010 because the center was under redevelopment.

(c)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year. Leases for Promenade at Casa Grande, SanTan Village Power Center and SanTan Village Regional Center were excluded for Year 2008 because they were under development. Leases for The Market at Estrella Falls were excluded for Years 2008 and 2009 because the center was under development. Leases for Santa Monica Place were excluded for Years 2008 and 2009 and the six months ended June 30, 2010 because the center was under redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2009	2008
Consolidated Centers
Minimum rents	9.1%	8.9%
Percentage rents	0.4%	0.4%
Expense recoveries(a)	4.7%	4.4%

Total	14.2%	13.7%

	For Years Ended December 31,
	2009	2008
Unconsolidated Joint Venture Centers
Minimum rents	9.4%	8.2%
Percentage rents	0.4%	0.4%
Expense recoveries(a)	4.3%	3.9%

Total	14.1%	12.5%

(a)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Summarized Balance Sheet Information

	June 30, 2010	December 31, 2009	December 31, 2008
	dollars in thousands
Cash and cash equivalents	$596,718	$93,255	$66,529
Pro rata cash and cash equivalents on unconsolidated centers	$60,084	$71,335	$91,103
Investment in real estate, net (a)	$5,655,410	$5,657,939	$6,371,319
Investment in unconsolidated centers	$1,024,413	$1,046,196	$1,094,845
Total assets	$7,738,306	$7,252,471	$8,090,435
Mortgage and notes payable	$3,898,770	$4,531,634	$5,940,418
Pro rata share of debt on unconsolidated centers	$2,223,035	$2,258,738	$2,017,705

(a)
Includes construction in process of $547,927 at June 30, 2010, $583,334 at December 31, 2009, and $600,773 at December 31, 2008.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2010
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$2,941,986	$732,349	$3,674,335
Unconsolidated debt	1,929,411	293,624	2,223,035

Total debt	$4,871,397	$1,025,973	$5,897,370
Weighted average interest rate	6.14%	3.55%	5.69%
Weighted average maturity (years)			3.04

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Santa Monica Place	11/01/10	7.79%	$75,990	$—	$75,990
Valley View Center	01/01/11	5.81%	125,000	—	125,000
Panorama Mall(b)(c)	02/28/11	6.14%	50,000	—	50,000

Danbury Fair Mall	03/10/11	4.64%	159,650	—	159,650
Victor Valley, Mall of(b)(d)	05/06/11	6.94%	100,000	—	100,000
Shoppingtown Mall	05/11/11	5.01%	40,535	—	40,535
Capitola Mall	05/15/11	7.13%	34,519	—	34,519
Westside Pavilion(b)(d)	06/05/11	8.08%	175,000	—	175,000
Freehold Raceway Mall(e)	07/07/11	4.68%	81,345	—	81,345
Oaks, The(b)(d)	07/10/11	7.18%	75,000	—	75,000
Pacific View	08/31/11	7.25%	78,591	—	78,591
Pacific View	08/31/11	7.00%	6,371	—	6,371
Rimrock Mall	10/01/11	7.57%	41,047	—	41,047
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,573	—	8,573
The Macerich Company—Convertible Senior Notes(f)	03/15/12	5.41%	601,676	—	601,676
Tucson La Encantada	06/01/12	5.84%	76,969	—	76,969
Chandler Fashion Center(e)	11/01/12	5.21%	48,603	—	48,603
Chandler Fashion Center(e)	11/01/12	6.00%	32,169	—	32,169
Towne Mall	11/01/12	4.99%	13,611	—	13,611
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	25,992	—	25,992
Great Northern Mall	12/01/13	5.19%	38,468	—	38,468
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.52%	104,767	—	104,767
Fresno Fashion Fair	08/01/15	6.76%	166,589	—	166,589
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	88,299	—	88,299
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,350	—	15,350
Chesterfield Towne Center	01/01/24	9.07%	51,438	—	51,438
Wilton Mall(g)	11/01/29	11.08%	37,934	—	37,934

Total Fixed Rate Debt for Consolidated Assets		6.11%	$2,941,986	$—	$2,941,986

Promenade at Casa Grande(d)(h)	08/16/10	1.80%	—	44,426	44,426
La Cumbre Plaza(d)	12/09/10	2.53%	—	28,447	28,447
Twenty Ninth Street(d)	03/25/11	5.45%	—	107,024	107,024
SanTan Village Regional Center(d)(i)	06/13/11	3.08%	—	117,087	117,087
Oaks, The(d)	07/10/11	2.40%	—	165,000	165,000
Oaks, The(d)	07/10/11	2.83%	—	17,224	17,224
Paradise Valley Mall(d)	08/31/12	6.30%	—	85,000	85,000
Northgate Mall(d)	01/01/13	7.00%	—	33,141	33,141
Vintage Faire Mall	04/27/15	3.64%	—	135,000	135,000

Total Floating Rate Debt for Consolidated Assets		3.82%	$—	$732,349	$732,349

Total Debt for Consolidated Assets		5.66%	$2,941,986	$732,349	$3,674,335

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of June 30, 2010
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Stonewood Mall (51%)	12/11/10	7.44%	$36,472	$—	$36,472
Inland Center (50%)	02/11/11	5.56%	24,385	—	24,385
Ridgmar (50%)(d)	04/11/11	7.74%	28,700	—	28,700
Arrowhead Towne Center (33.3%)	10/01/11	6.38%	25,108	—	25,108
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
NorthPark Center (50%)	05/10/12	5.97%	89,899	—	89,899
NorthPark Center (50%)	05/10/12	8.33%	40,198	—	40,198
NorthPark Land (50%)	05/10/12	8.33%	38,828	—	38,828
Kierland Greenway (24.5%)	01/01/13	6.02%	14,820	—	14,820
Kierland Main Street (24.5%)	01/02/13	4.99%	3,666	—	3,666
Queens Center (51%)	03/01/13	7.78%	65,115	—	65,115
Queens Center (51%)	03/01/13	7.00%	105,600	—	105,600
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	44,666	—	44,666
Tysons Corner Center (50%)	02/17/14	4.78%	160,683	—	160,683
Redmond Office (51%)	05/15/14	7.52%	30,849	—	30,849
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,856	—	29,856
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	73,303	—	73,303
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	125,254	—	125,254
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Granite Run (50%)	06/01/16	5.84%	57,850	—	57,850
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,524	—	22,524
North Bridge, The Shops at (50%)	06/15/16	7.52%	101,555	—	101,555
West Acres (19%)	10/01/16	6.41%	12,409	—	12,409
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,855	—	39,855
Wilshire Building (30%)	01/01/33	6.35%	1,786	—	1,786

Total Fixed Rate Debt for Unconsolidated Assets		6.19%	$1,929,411	$—	$1,929,411

Superstition Springs Center (33.3%)(d)	09/09/10	0.72%	—	22,498	22,498
Camelback Colonnade (75%)	10/09/10	1.24%	—	31,125	31,125
Kierland Tower Lofts (15%)	11/18/10	3.38%	—	354	354
Boulevard Shops (50%)	12/17/10	1.19%	—	10,700	10,700
Chandler Village Center (50%)	01/15/11	1.43%	—	8,643	8,643
Desert Sky Mall (50%)	03/04/11	1.45%	—	25,750	25,750
Market at Estrella Falls (39.8%)(d)	06/01/11	2.50%	—	13,504	13,504
Los Cerritos Center (51%)	07/01/11	1.23%	—	102,000	102,000
Pacific Premier Retail Trust (51%)(d)	08/21/11	7.11%	—	79,050	79,050

Total Floating Rate Debt for Unconsolidated Assets		2.86%	$—	$293,624	$293,624

Total Debt for Unconsolidated Assets		5.75%	$1,929,411	$293,624	$2,223,035

Total Debt		5.69%	$4,871,397	$1,025,973	$5,897,370

Percentage to Total			82.60%	17.40%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This debt has an interest rate swap agreement which effectively fixed the interest rate until April 25, 2011 or maturity.

(c)
This loan was paid off on July 2, 2010.

(d)
This loan includes extension options beyond the stated maturity date.

(e)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(f)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $18.0 million and the annual interest rate represents the effective interest rate, including the discount.

(g)
The Company refinanced this loan on August 2, 2010 with a $40.0 million loan bearing interest at LIBOR plus .675% with a three year term.

(h)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures) based upon rents in place as of December 31, 2009.

Tenant	Primary DBA's	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	94	2.5%
Limited Brands, Inc.	Victoria Secret, Bath and Body	144	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	48	1.9%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	143	1.7%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	81	1.6%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.3%
Luxottica Group	Lenscrafters, Sunglass Hut	156	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	66	1.3%
Macy's, Inc.	Macy's, Bloomingdale's	65	1.0%
Signet Group PLC	Kay Jewelers, Weisfield Jewelers	76	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.